Exhibit 10.9

AMENDMENT NO. 5 TO CREDIT AGREEMENT

This AMENDMENT NO. 5 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of November 3, 2017 by and among COGINT, INC. (f/k/a IDI, Inc.), a Delaware corporation, as parent (the “Parent”), FLUENT, LLC, a Delaware limited liability company (“Borrower”), the other borrower parties party hereto (together with the Parent and the Borrower, the “Borrower Parties”), WHITEHORSE FINANCE, INC., as Administrative Agent (in such capacity, together with its successors and assigns, “Administrative Agent”), and the lenders party hereto (collectively, the “Lenders”).  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement (as defined below).

RECITALS

A.The Borrower, the Parent, Administrative Agent and the Lenders, together with the persons party thereto from time to time as Guarantors, are party to that certain Credit Agreement, dated as of December 8, 2015, as amended by that certain Limited Consent and Amendment No. 1 to Credit Agreement, dated June 8, 2016, that certain Limited Consent and Amendment No. 2 to Credit Agreement, dated September 30, 2016, that certain Amendment No. 3 dated January 19, 2017, and that certain Amendment No. 4 dated August 7, 2017 (the “Credit Agreement”).

B.The Borrower Parties have requested that the Majority Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement.

C.The Administrative Agent and those Lenders constituting Majority Lenders have agreed to so amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Amendment to Credit Agreement

.  Subject to the satisfaction of the conditions precedent set forth below, and in reliance on the representations, warranties, covenants and other agreements of the Borrower Parties contained herein:

(a)The definition of “EBITDA” in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“ “EBITDA” shall mean, with respect to any Person and its Subsidiaries for any period, determined on a consolidated basis in accordance with GAAP, the Net Income for such period, plus, without duplication and to the extent deducted in determining Net Income for such period:

(a) income taxes;

(b) Interest Expense;

(c) depreciation and amortization expense;

(d) fees, costs and expenses incurred in connection with the Loan and negotiating and documenting the Loan Documents, including without limitation the Closing Fee and the Agency Fee, in an aggregate amount disclosed to the Administrative Agent prior to the Agreement Date;

(e)all non-cash expenses and losses calculated in accordance with GAAP related to: (i) all non-recurring deferred financing costs written off and premiums paid or other expenses incurred directly in connection with any early extinguishment of Funded Debt and any net loss attributable to any write-off or forgiveness of Funded Debt, (ii) any non-cash expense or loss arising from the application of purchase accounting adjustments as a result of any Permitted Acquisition, (iii) non-cash expenses arising from grants to employees, officers or directors of stock appreciation rights, stock options, restricted stock or restricted stock units, (iv) non-cash expenses arising from the issuance of Equity Interests to vendors in the ordinary course of business and (v) other non-cash expenses and charges resulting from impairment charges and including losses against book value on the disposal or write-off of any business or assets (including pursuant to any sale/leaseback transaction), provided that, if any such non-cash expense or loss represents an accrual or reserve for potential cash items in any future period, the cash payment thereof in such future period shall be subtracted from “EBITDA” in the period in which such payment is made;

(f)unrealized losses resulting from mark to market accounting for hedging activities permitted under this Agreement, calculated in accordance with GAAP;

(g)fees and expenses (including expenses paid for advisory services) in an aggregate amount not to exceed (i) $1,000,000 in any four fiscal-quarter period, to the extent incurred in connection with Investments permitted under Section 8.5(d), (g), (h) and (i), Permitted Acquisitions, dispositions permitted under Section 8.7(b)(vi), the incurrence of permitted Funded Debt, amendments and other modifications to the Loan Documents after the Agreement Date, and the offering or issuance of Equity Interests, in each case to the extent consummated during such period, plus (ii) all such fees and expenses funded with (A) the Net Cash Proceeds of Funded Debt permitted under Section 8.1(a), (c), (d), (g) and (i), and (B) the Net Cash Proceeds of the issuance of Equity Interests permitted hereunder, to the extent the Net Cash Proceeds thereof are not otherwise required to prepay the Loans in accordance with Section 2.6(c);

(h)to the extent incurred by Parent, fees, costs and expenses incurred in connection with the execution of that certain Investment Agreement entered into in September 2017 with BlueFocus International Limited and consummation of the transactions contemplated thereby, in an aggregate amount not to exceed for the fiscal quarter ending June 30, 2017, $1,540,000; for the fiscal quarter ending September 30, 2017, $2,360,000; and for the nine-month period commencing October 1, 2017 and ending June 30, 2018, $1,200,000;

(i)to the extent incurred by Parent, fees, costs and expenses incurred in connection with those matters referenced in a letter from the Borrower to the Lender Group dated as of January 17, 2017 and delivered pursuant to Section 7.6(a) of this Agreement, in an aggregate amount not to exceed for the fiscal quarter ending December 31, 2016, $1,070,000; for the fiscal quarter ending March 31, 2017, $500,000; for the fiscal quarter ending June 30, 2017, $8,320,000; for the fiscal quarter ending September 30, 2017, $340,000;

minus

(j)unrealized gains resulting from mark to market accounting for hedging activities permitted under this Agreement, calculated in accordance with GAAP;

(k) any non-cash gains increasing Net Income;

(l)to the extent the amount of any non-cash expense or loss is added back to EBITDA pursuant to clause (e) above, the cash payment in respect thereof;

(m)amounts paid by the Borrower to Parent under and to the extent permitted by Section 8.4(d)(y);

(n)all capitalized labor costs;

(o)costs and expenses relating to internally used software;

(p)capitalized costs relating to the defense of intellectual property;

provided, however, that if any such calculation includes any period in which an acquisition or sale of a Person or all or substantially all of the assets of a Person occurred, then such calculation shall be made on a Pro Forma Basis.  For purposes of calculating EBITDA as of any date of measurement from and after the Agreement Date until September 30, 2016, (I) EBITDA of Parent and its Subsidiaries (a) for the fiscal quarter ended on March 31, 2015 shall equal $3,005,554, (b) for the fiscal quarter ended on June 30, 2015 shall equal $4,988,475 and (c) for the fiscal quarter ended on September 30, 2015 shall equal $4,539,741 and (II) I) EBITDA of the Borrower and its Subsidiaries (a) for the fiscal quarter ended on March 31, 2015 shall equal $4,435,966, (b) for the fiscal quarter ended on June 30, 2015 shall equal $6,225,155 and (c) for the fiscal quarter ended on September 30, 2015 shall equal $6,097,718.  Notwithstanding anything herein to the contrary, for purposes of calculating any of the financial covenants set forth in Sections 8.9 and 8.10, commencing with the fiscal quarter ending on March 31, 2017, EBITDA for Borrower and its Subsidiaries for any 12-month period of computation shall include the EBITDA of Q Interactive and its Subsidiaries for such entire 12-month period of computation, regardless of whether or not Q Interactive or any of its Subsidiaries was a Subsidiary of Borrower at any time during such period of computation.”

(b)The definition of “Net Income” in Section 1.1 of the Credit Agreement is hereby amended by adding the following to the end of clause (a) thereof: “except as expressly permitted to be added back to Net Income pursuant to clauses (h) and (i) of the definition of “EBITDA”,”

(c)The definition of “Surplus ECF” is hereby amended by inserting “, 8.4(i)” immediately following “8.4(g)”.

(d)Section 8.4 of the Credit Agreement is hereby amended by:

(i)	Deleting the word “and” preceding clause (h); and
(ii)	Adding the following clause (i) after the words “otherwise applied” in clause (h):

“, and (i) the Borrower may distribute to Parent an aggregate amount not to exceed for the fiscal quarter ending December 31, 2017, $4,000,000; for the fiscal quarter ending March 31, 2018, $4,500,000; for the fiscal quarter ending June 30, 2018, $3,500,000; and for the fiscal quarter ending September 30, 2018, $1,000,000, so long as, in each case, (x) no Event of Default exists or would result from any such distribution, (y) after giving effect to each such distribution, the Borrower Parties are in compliance on a Pro Forma Basis with the Financial Covenants and (z) after giving effect to each such distribution, the minimum cash balance (including Cash Equivalents) of the Borrower in the Blocked Accounts is not less than $10,000,000 (or, after giving effect to each such distribution made during the fiscal quarter ending December 31, 2017, $7,500,000).”

(e)Section 8.8(b) of the Credit Agreement is hereby amended by replacing the chart therein with the following:

Quarter Ending	Minimum Parent EBITDA
December 31, 2015	$11,763,933
March 31, 2016	$13,162,520
June 30, 2016	$13,764,693
September 30, 2016	$4,100,000
December 31, 2016	$2,900,000
March 31, 2017	$5,500,000
June 30, 2017	$8,700,000
September 30, 2017	$14,200,000
December 31, 2017	$15,500,000
March 31, 2018	$17,200,000
June 30, 2018	$20,500,000
September 30, 2018	$24,100,000
December 31, 2018 and each fiscal quarter thereafter	$28,300,000

(f)Section 8.22 of the Credit Agreement is hereby amended by inserting “8.4(i)” immediately following “8.4(g)”.

Representations and Warranties of the Borrower Parties

.  The Borrower Parties represent and warrant that:

(a)The Borrower Parties have the power and have taken all necessary action, corporate or otherwise, to authorize them to execute, deliver, and perform their respective obligations under this Amendment in accordance with the terms hereof and to consummate the transactions contemplated hereby.

(b)This Amendment has been duly executed and delivered by the Borrower Parties, and is a legal, valid and binding obligation of the Borrower Parties, enforceable in accordance with its terms except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditor’s rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(c)All of the representations and warranties of the Borrower Parties under this Agreement and the other Loan Documents shall be true and correct in all material respects (without duplication of any materiality qualifier contained herein or therein, as applicable), and there shall exist no Default or Event of Default, in each case after giving effect to this Amendment.

(d)The execution, delivery, and performance of this Amendment in accordance with its terms and the consummation of the transactions contemplated hereby do not and will not (i) violate any Applicable Law in any material respect, (ii) conflict with, result in a breach of or constitute a default under the certificate of incorporation or formation, by-laws, partnership agreement, operating agreement or other governing documents of any Borrower Party or under any Material Contract, or (iii) result in or require the creation or imposition of any Lien upon or with any assets or property of any Borrower Party except Permitted Liens.  Additionally, each Borrower Party and each Subsidiary of a Borrower Party is otherwise in compliance, in all material respects, with all Applicable Laws and with all of the provisions of its certificate of incorporation or formation, by-laws, partnership agreement, operating agreement or other governing documents.

Effectiveness

.  This Amendment shall be effective at the time that each of the conditions precedent set forth in this Section 3 shall have been met:

(a)Amendment.  The Administrative Agent shall have received duly executed counterparts of this Amendment signed by the Borrower Parties and the Lenders constituting Majority Lenders.

(b)Payment of Fees.  The Borrower Parties shall have paid to the Administrative Agent, on behalf of each Lender that shall have delivered an executed signature page to this Amendment, a non-refundable amendment fee in an amount equal to 0.25% of the unpaid principal balance of the Term Loans held by each such Lender as of November 3, 2017.

(c)Payment of Legal Fees and Expenses. The Borrower Parties shall have paid all outstanding reasonable fees and expenses of the Administrative Agent and its professional advisors (including, without limitation, Latham & Watkins LLP).

(d)Representations and Warranties.  The representations and warranties contained herein shall be true, correct and complete.

(e)	No Default or Event of Default. No Default or Event of Default would result after giving effect to this Amendment.

Reference To And Effect Upon The Loan Documents

.

(a)Except as expressly modified hereby, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and the other Loan Documents, and all rights of the members of the Lender Group and all of the Obligations, shall remain in full force and effect.  Each of the Borrower Parties hereby confirms that the Credit Agreement and the other Loan Documents are in full force and effect and that, as of the date hereof, no Borrower Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations, the Credit Agreement or any other Loan Document.

(b)Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not directly or indirectly (i) constitute a consent or waiver of any past, present or future violations of any provisions of the Credit Agreement, this Amendment or any other Loan Document or (ii) amend, modify or operate as a waiver of any provision of the Credit Agreement or any other Loan Documents or any right, power or remedy of any member of the Lender Group.

(c)From and after the date hereof, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any Loan Document, shall mean the Credit Agreement, as amended hereby, and (ii) the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Amendment and any agreements, instruments and other documents executed and/or delivered in connection herewith.

(d)Neither the Administrative Agent nor any other Lender has waived, is by this Amendment waiving or has any intention of waiving (regardless of any delay in exercising such rights and remedies) any Default or Event of Default which may be continuing on the date hereof or any Default or Event of Default which may occur after the date hereof, and neither the Administrative Agent nor any Lender has agreed to forbear with respect to any of its rights or remedies concerning any Defaults or Events of Default, which may have occurred or are continuing as of the date hereof, or which may occur after the date hereof.

(e)This Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Credit Agreement or any other Loan Document.

Section 5.  General Release; Indemnity; Covenant Not To Sue.

(a)In consideration of, among other things, the execution and delivery of this Amendment by the Administrative Agent and Lenders signatory hereto, the Borrower Parties, on behalf of themselves and their respective agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, "Releasors"), hereby forever waive, release and discharge, to the fullest extent permitted by law, each Releasee (as hereinafter defined) from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever (collectively, the "Claims") that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity, against any or all members of the Lender Group, any of the foregoing parties in any other capacity and each of their respective affiliates, subsidiaries, shareholders and "controlling persons" (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys and other representatives of each of the foregoing (collectively, the "Releasees"), in each case based in whole or in part on facts, whether or not now known, existing on or before the date hereof, in each case that relate to, arise out of or otherwise are in connection with: (i) any or all of the Loan Documents or transactions contemplated thereby or any actions or omissions in connection therewith, (ii) any aspect of the dealings or relationships between or among the Borrower and the other Borrower Parties, on the one hand, and any or all members of the Lender Group, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof, or (iii) any aspect of the dealings or relationships between or among any or all of the equity holders of the Borrower Parties, on the one hand, and the members of the Lender Group, on the other hand, but only to the extent such dealings or relationships relate to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof.  The receipt by the Borrower or any other Borrower Party of any Loans or other advances made by any member of the Lender Group after the date hereof shall constitute a ratification, adoption and confirmation by such party of the foregoing general release of all Claims against the Releasees which are based in whole or in part on facts, whether or not now known or unknown, existing on or prior to the date of receipt by the Borrower or any other Borrower Party of any such Loans or other advances.

(b)The Borrower hereby agrees that it shall be obligated to indemnify and hold the Releasees harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Releasees, or any of them, whether direct, indirect or consequential, arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of the Credit Agreement, the other Loan Documents, this Amendment or any other document executed and/or delivered in connection herewith or therewith; provided, that the Borrower shall have no obligation to indemnify or hold harmless any Releasee hereunder with respect to liabilities to the extent they result from the gross negligence or willful misconduct of that Releasee as determined by a court of competent jurisdiction by a final and nonappealable judgment.  If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower agrees to make the maximum contribution to the payment and satisfaction thereof which is permissible under applicable law.

(c)In entering into this Amendment, the Borrower Parties have consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees made on or before the date hereof and hereby agree and acknowledge that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof.

(d)The Borrower Parties hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged pursuant to Section 5(a) hereof.  If any Releasor violates the foregoing covenant, the Borrower agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and out-of-pocket expenses incurred by any Releasee as a result of such violation.

(e)The provisions of this Section 5 shall survive the termination of this Amendment, the Credit Agreement, the other Loan Documents and payment in full of the Obligations.

Construction

.  This Amendment and all other agreements and documents executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the parties hereto.  Neither the provisions of this Amendment or any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Amendment or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Amendment and all other agreements and documents executed in connection herewith, and that such party knows the contents thereof and signs the same freely and voluntarily.  The parties hereto acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Amendment and all other agreements and documents executed in connection herewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect.  If any matter is left to the decision, right, requirement, request, determination, judgment, opinion, approval, consent, waiver, satisfaction, acceptance, agreement, option or discretion of any member of the Lender Group or its employees, counsel or agents in the Credit Agreement or any other Loan Documents, unless otherwise expressly set forth in the Credit Agreement or such Loan Document, such action shall be deemed to be exercisable by such member of the Lender Group or such other Person in its sole and absolute discretion and according to standards established in its sole and absolute discretion.  Without limiting the generality of the foregoing, “option” and “discretion” shall be implied by the use of the words “if” and “may.”

Costs And Expenses

.  As provided in Section 10.2 of the Credit Agreement, the Borrower Parties agree to reimburse the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses, including the reasonable fees and disbursements of counsel, incurred by the Administrative Agent in connection with this Amendment.

Governing Law

.  All matters arising out of, in connection with or relating to this Amendment, including, without limitation, its validity, interpretation, construction, performance and enforcement (including, without limitation, any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest), shall be construed in accordance with and governed by the laws of the State of New York.

Consent to Jurisdiction

.  FOR PURPOSES OF ANY LEGAL ACTION OR PROCEEDING BROUGHT BY ANY MEMBER OF THE LENDER GROUP WITH RESPECT TO THIS AMENDMENT, EACH BORROWER PARTY HEREBY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF THE FEDERAL AND STATE COURTS SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW  YORK AND HEREBY IRREVOCABLY DESIGNATES AND APPOINTS, AS ITS AUTHORIZED AGENT FOR SERVICE OF PROCESS IN THE STATE OF NEW YORK, THE BORROWER, OR SUCH OTHER PERSON AS SUCH BORROWER PARTY SHALL DESIGNATE HEREAFTER BY WRITTEN NOTICE GIVEN TO THE ADMINISTRATIVE AGENT.  THE CONSENT TO JURISDICTION HEREIN SHALL BE EXCLUSIVE; PROVIDED THAT THE LENDER GROUP, OR ANY OF THEM, RETAINS THE RIGHT TO BRING PROCEEDINGS AGAINST ANY BORROWER PARTY IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY SECURITY DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT.  THE LENDER GROUP SHALL FOR ALL PURPOSES AUTOMATICALLY, AND WITHOUT ANY ACT ON THEIR PART, BE ENTITLED TO TREAT SUCH DESIGNEE OF EACH BORROWER PARTY AS THE AUTHORIZED AGENT TO RECEIVE FOR AND ON BEHALF OF SUCH BORROWER PARTY SERVICE OF WRITS, OR SUMMONS OR OTHER LEGAL PROCESS IN THE STATE OF NEW YORK, WHICH SERVICE SHALL BE DEEMED EFFECTIVE PERSONAL SERVICE ON SUCH BORROWER PARTY SERVED WHEN DELIVERED, WHETHER OR NOT SUCH AGENT GIVES NOTICE TO SUCH BORROWER PARTY; AND DELIVERY OF SUCH SERVICE TO ITS AUTHORIZED AGENT SHALL BE DEEMED TO BE MADE WHEN PERSONALLY DELIVERED OR THREE (3) BUSINESS DAYS AFTER MAILING BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH AUTHORIZED AGENT.  EACH BORROWER PARTY FURTHER IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL TO SUCH BORROWER PARTY AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE THREE (3) BUSINESS DAYS AFTER SUCH MAILING.  IN THE EVENT THAT, FOR ANY REASON, SUCH AGENT OR ITS SUCCESSORS SHALL NO LONGER SERVE AS AGENT OF EACH BORROWER PARTY TO RECEIVE SERVICE OF PROCESS IN THE STATE OF NEW YORK, EACH BORROWER PARTY SHALL SERVE AND ADVISE THE ADMINISTRATIVE AGENT THEREOF SO THAT AT ALL TIMES EACH BORROWER PARTY WILL MAINTAIN AN AGENT TO RECEIVE SERVICE OF PROCESS IN THE STATE OF NEW YORK ON BEHALF OF SUCH BORROWER PARTY WITH RESPECT TO THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS.  IN THE EVENT THAT, FOR ANY REASON, SERVICE OF LEGAL PROCESS

CANNOT BE MADE IN THE MANNER DESCRIBED ABOVE, SUCH SERVICE MAY BE MADE IN SUCH MANNER AS PERMITTED BY LAW.

Consent to Venue

. EACH BORROWER PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION IT WOULD MAKE NOW OR HEREAFTER FOR THE LAYING OF VENUE OF ANY SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT BROUGHT IN THE FEDERAL COURTS OF THE UNITED STATES SITTING IN NEW YORK COUNTY, NEW YORK, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION, OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

Waiver of Jury Trial

.  EACH BORROWER PARTY, THE ADMINISTRATIVE AGENT AND EACH LENDER PARTY HERETO, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, WAIVES, AND OTHERWISE AGREES NOT TO REQUEST, A TRIAL BY JURY IN ANY COURT AND IN ANY ACTION, PROCEEDING OR COUNTERCLAIM OF ANY TYPE IN WHICH ANY BORROWER PARTY, ANY MEMBER OF THE LENDER GROUP OR ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS IS A PARTY, AS TO ALL MATTERS AND THINGS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AMENDMENT AND THE RELATIONS AMONG THE PARTIES LISTED IN THIS AMENDMENT.

Headings

.  Headings used in this Amendment are for convenience only and shall not affect the interpretation of any provision hereof.

Loan Document

.  This Amendment shall constitute a Loan Document.  For the avoidance of doubt, any breach of the covenants contained in this Amendment shall be an Event of Default under the Credit Agreement.

Reaffirmation

.  Each Borrower Party, as debtor, grantor, mortgagor, pledgor, guarantor, assignor, or in other similar capacities in which such Borrower Party grants liens or security interests in its properties or otherwise acts as accommodation party, guarantor or indemnitor, as the case may be, in any case under the Loan Documents, hereby (i) acknowledges, ratifies and confirms that all Obligations constitute valid and existing “Obligations” under the Credit Agreement (as amended by this Amendment), and (ii) ratifies and confirms that (x) any and all Loan Documents to which it is a party and (y) its respective guarantees, pledges, grants of security interests and other similar rights or obligations, as applicable, under each of the Loan Documents to which it is party, remain in full force and effect notwithstanding the effectiveness of this Amendment to secure all of the Obligations arising under or pursuant to and as defined in the Credit Agreement as amended by this Amendment.  Without limiting the generality of the foregoing, each Credit Party further agrees (A) that any reference to “Obligations” contained in any Loan Documents shall include, without limitation, the “Obligations” as such term is defined in the Credit Agreement (as amended by this Amendment) and (B) that the related guarantees and grants of security contained in such Loan Documents shall include and extend to such Obligations.

Severability

.  Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

Counterparts

. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same agreement.  In proving this Amendment or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures hereto delivered by Electronic Transmission shall be deemed an original signature hereto.

Assignments; No Third Party Beneficiaries

.  This Amendment shall be binding upon and inure to the benefit of the Borrower, the other Borrower Parties, each member of the Lender Group and their respective successors and assigns; provided, that the Borrower shall be entitled to delegate any of its duties hereunder or assign any of its rights or remedies set forth in this Amendment without the prior written consent of Administrative Agent in its sole discretion.  No Person other than the Borrower, the other Borrower Parties and the Lender Group and, in the case of Section 5 hereof, the Releasees, shall have any rights hereunder or be entitled to rely on this Amendment and all third-party beneficiary rights (other than the rights of the Releasees under Section 5 hereof) are hereby expressly disclaimed.

[Signature pages to follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.

BORROWER PARTIES:	FLUENT, LLC, as the Borrower By: /s/ Derek Dubner Name: Derek Dubner Title: Manager

COGINT, INC., as the Parent By: /s/ Derek Dubner Name: Derek Dubner Title: Chief Executive Officer

AMERICAN PRIZE CENTER LLC, as a Subsidiary Guarantor By: /s/ Derek Dubner Name: Derek Dubner Title: Manager

DELIVER TECHNOLOGY LLC, as a Subsidiary Guarantor By: /s/ Derek Dubner Name: Derek Dubner Title: Manager

FIND DREAM JOBS, LLC, as a Subsidiary Guarantor By: /s/ Derek Dubner Name: Derek Dubner Title: Manager

FLUENT MEDIA LABS, LLC, as a Subsidiary Guarantor By: /s/ Derek Dubner Name: Derek Dubner Title: Manager

[Signature Page to Amendment]

REWARD ZONE USA LLC, as a Subsidiary Guarantor By: /s/ Derek Dubner Name: Derek Dubner Title: Manager

REWARDSFLOW LLC, as a Subsidiary Guarantor By: /s/ Derek Dubner Name: Derek Dubner Title: Manager
SAMPLES & SAVINGS, LLC, as a Subsidiary Guarantor By: /s/ Derek Dubner Name: Derek Dubner Title: Manager
SEARCH WORKS MEDIA, LLC, as a Subsidiary Guarantor By: /s/ Derek Dubner Name: Derek Dubner Title: Manager
SEA OF SAVINGS LLC, as a Subsidiary Guarantor By: /s/ Derek Dubner Name: Derek Dubner Title: Manager
IDI HOLDINGS, LLC, as a Subsidiary Guarantor By: /s/ Derek Dubner Name: Derek Dubner Title: Manager

INTERACTIVE DATA, LLC, as a Subsidiary Guarantor By: /s/ Derek Dubner Name: Derek Dubner Title: Manager

[Signature Page to Amendment]

Q INTERACTIVE, LLC, as a Subsidiary Guarantor By: Fluent, LLC, its sole member By: /s/ Derek Dubner Name: Derek Dubner Title: Manager

CLICKGEN, LLC, as a Subsidiary Guarantor By: Q Interactive, LLC, its sole member By: Fluent, LLC, its sole member By: /s/ Derek Dubner Name: Derek Dubner Title: Manager

NETCREATIONS, LLC,

as a Subsidiary Guarantor

By:  ClickGen, LLC, its sole member

By:  Q Interactive, LLC, its sole member

By:  Fluent, LLC, its sole member

By:   /s/ Derek Dubner

Name:  Derek Dubner

Title:    Manager

BXY VENTURES, LLC,

as a Subsidiary Guarantor

By:  NetCreations, LLC, its sole member

By:  ClickGen, LLC, its sole member

By:  Q Interactive, LLC, its sole member

By:  Fluent, LLC, its sole member

By:   /s/ Derek Dubner

Name:  Derek Dubner

Title:    Manager

COGINT TECHNOLOGIES, LLC, as a Subsidiary Guarantor By: /s/ Derek Dubner Name: Derek Dubner Title: Manager

[Signature Page to Amendment]

EASE WINS, LLC, as a Subsidiary Guarantor By: /s/ Derek Dubner Name: Derek Dubner Title: Manager
MAIN SOURCE MEDIA, LLC, as a Subsidiary Guarantor By: /s/ Derek Dubner Name: Derek Dubner Title: Manager

IDI VERIFIED, LLC, as a Subsidiary Guarantor By: /s/ Derek Dubner Name: Derek Dubner Title: Manager
BIG PUSH MEDIA, LLC By: /s/ Derek Dubner Name: Derek Dubner Title: Manager
HVGUS, LLC By: /s/ Derek Dubner Name: Derek Dubner Title: Manager
INBOX PAL, LLC By: /s/ Derek Dubner Name: Derek Dubner Title: Manager
FIND DREAM SCHOOLS, LLC By: /s/ Derek Dubner Name: Derek Dubner Title: Manager

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RED VIOLET, INC. By: /s/ Derek Dubner Name: Derek Dubner Title: Manager
FOREWARN, LLC By: /s/ Derek Dubner Name: Derek Dubner Title: Manager

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IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.

ADMINISTRATIVE AGENT:

WHITEHORSE FINANCE, INC., as Administrative Agent By: /s/ Edward J. Giordano Name: Edward J. Giordano Title: Duly Authorized Signatory

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WHITEHORSE FINANCE CREDIT I, LLC, as a Lender By: Whitehorse Finance, Inc., its designated manager By: /s/ Edward J. Giordano Name: Edward J. Giordano Title: Duly Authorized Signatory

WHITEHORSE SMA FUNDING I, LLC, as a Lender By: /s/ Richard Siegel Name: Richard Siegel Title: Duly Authorized Signatory

H.I.G.WHITEHORSE SMA ABF, L.P., as a Lender By: /s/ Richard Siegel Name: Richard Siegel Title: Duly Authorized Signatory

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WHITEHORSE ONSHORE CREDIT OPPORTUNITIES I, LLC, as a Lender By: /s/ Richard Siegel Name: Richard Siegel Title: Duly Authorized Signatory
WHITEHORSE OFFSHORE CREDIT OPPORTUNITIES I, LLC, as a Lender By: /s/ Richard Siegel Name: Richard Siegel Title: Duly Authorized Signatory

H.I.G. WHITEHORSE TRINITY CREDIT, LLC, as a Lender By: H.I.G.-GPII, Inc., its manager By: /s/ Richard Siegel Name: Richard Siegel Title: Duly Authorized Signatory

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